Exhibit 99.2




                                             COMPUTER SCIENCE
                                               INNOVATIONS, INC.



================================================================================

                                                           FINANCIAL STATEMENTS
                                            YEARS ENDED MARCH 31, 2004 AND 2003

                                            COMPUTER SCIENCE INNOVATIONS, INC.


                                                                      CONTENTS





        INDEPENDENT AUDITORS' REPORT                                          3

        FINANCIAL STATEMENTS
          Balance sheets                                                      4
          Statements of income                                                5
          Statements of stockholders' equity                                  6
          Statements of cash flows                                            7
          Summary of accounting policies                               8 -   10
          Notes to financial statements                               11 -   19

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Computer Science Innovations, Inc.

We have audited the accompanying balance sheet of Computer Science Innovations, Inc. as of March 31, 2004, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Computer Science Innovations, Inc. at March 31, 2004 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Gallogly, Fernandez & Riley, LLP
Gallogly, Fernandez & Riley, LLP
Orlando, Florida

April 29, 2004

To the Board of Directors
Computer Science Innovations, Inc.:
Melbourne, Florida

We have audited the accompanying balance sheet of Computer Science Innovations, Inc. (the Company) as of March 31, 2003, and the related statement of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at March 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

May 13, 2003

                                                                              3a

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                                  BALANCE SHEETS


 MARCH 31,                                                              2004             2003
 -----------------------------------------------------------------------------------------------

 ASSETS (Notes 4 and 5)

 CURRENT:
   Cash and cash equivalents                                  $    1,737,120   $    1,333,863
   Contracts receivable, net of allowance for doubtful
     accounts of $20,000 and $20,000 (Note 1)                      1,073,933        1,275,320
   Other receivables                                                   7,525                -
   Prepaid expenses and other current assets                          16,162           19,420
   Refundable income taxes                                            95,360           26,800
   Deferred income tax asset (Note 4)                                      -           64,000
 -----------------------------------------------------------------------------------------------

          TOTAL CURRENT ASSETS                                     2,930,100        2,719,403

 PROPERTY AND EQUIPMENT, net (Note 3)                                138,034          142,903

 OTHER ASSETS                                                         15,429           15,429
 -----------------------------------------------------------------------------------------------











                                                              $    3,083,563   $    2,877,735
 -----------------------------------------------------------------------------------------------

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                                  BALANCE SHEETS

 MARCH 31,                                                              2004             2003
 ------------------------------------------------------------------------------------------------

 LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
   Accounts payable                                           $       37,819   $      105,355
   Accrued expenses                                                  541,061          443,275
   Income taxes payable (Note 4)                                           -           70,000
   Billings in excess of costs and estimated earnings
    (Note 2)                                                           4,559          166,052
   Deferred income tax liability, net (Note 4)                        17,000                -
 ------------------------------------------------------------------------------------------------

          TOTAL CURRENT LIABILITIES                                  600,439          784,682
 ------------------------------------------------------------------------------------------------

 COMMITMENTS AND CONTINGENCIES (Note 6)

 STOCKHOLDERS' EQUITY (Note 5):
   Class A voting common stock - $.01 par value;
     authorized 8,500,000 shares, issued 3,538,984
     shares and outstanding 3,000,359 shares                          35,390           35,390
   Additional paid-in capital                                      1,172,437        1,172,437
   Retained earnings                                               1,548,467        1,158,396
 ------------------------------------------------------------------------------------------------
                                                                   2,756,294        2,366,223

   Less treasury stock, at cost:
     Class A common stock - 538,625 shares                          (273,170)        (273,170)
 ------------------------------------------------------------------------------------------------

          STOCKHOLDERS' EQUITY                                     2,483,124        2,093,053
 ------------------------------------------------------------------------------------------------


                                                              $    3,083,563   $    2,877,735
 ------------------------------------------------------------------------------------------------

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                            STATEMENTS OF INCOME




 YEAR ENDED MARCH 31,                                  2004              2003
 -------------------------------------------------------------------------------

 NET REVENUE (Notes 1 and 7)                  $   7,558,832     $   6,786,134
 COST OF REVENUE                                  5,876,866         5,248,295
 -------------------------------------------------------------------------------

          Gross profit                            1,681,966         1,537,839

 OPERATING EXPENSES                               1,065,825         1,051,585
 -------------------------------------------------------------------------------

          Income from operations                    616,141           486,254
 -------------------------------------------------------------------------------

 OTHER INCOME (EXPENSE):
   Interest income                                    4,584             4,800
   Other income                                       9,346                 -
 -------------------------------------------------------------------------------

          Total other income (expense)               13,930             4,800
 -------------------------------------------------------------------------------

 INCOME BEFORE TAXES ON INCOME                      630,071           491,054

 TAXES ON INCOME (Note 4)                           240,000           176,500
 -------------------------------------------------------------------------------

 NET INCOME                                   $     390,071     $     314,554
 -------------------------------------------------------------------------------

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.

                                                                               5

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                              STATEMENTS OF STOCKHOLDERS' EQUITY




                               COMMON STOCK                                         TREASURY STOCK
                          ------------------------                            -------------------------
                                  CLASS A             ADDITIONAL                      CLASS A
                          ------------------------                            -------------------------
                               NUMBER     AMOUNT        PAID-IN      RETAINED     NUMBER       AMOUNT      UNEARNED   STOCKHOLDERS'
                            OF SHARES                   CAPITAL      EARNINGS  OF SHARES                ESOP SHARES          EQUITY
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 2002     3,538,984   $ 35,390   $  1,175,071   $   843,842    249,925   $  (79,741)  $  (133,709)   $  1,840,853

Release of ESOP shares              -          -         (2,634)            -          -            -       133,709         131,075

Net income                          -          -              -       314,554          -            -             -         314,554

Purchase of treasury shares         -          -              -             -    288,700     (193,429)            -        (193,429)
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 2003     3,538,984     35,390      1,172,437     1,158,396    538,625     (273,170)            -       2,093,053

Net income                          -          -              -       390,071          -            -             -         390,071
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 2004     3,538,984   $ 35,390   $  1,172,437   $ 1,548,467    538,625   $ (273,170)  $         -    $  2,483,124
------------------------------------------------------------------------------------------------------------------------------------

                  SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                        STATEMENTS OF CASH FLOWS



 YEAR ENDED MARCH 31,                                                  2004           2003
 --------------------------------------------------------------------------------------------

 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                   $   390,071    $   314,554
   Adjustments to reconcile net income to net cash provided
    by operating activities:
     Depreciation and amortization                                   56,257         49,243
     Loss on disposal of property and equipment                       2,349             57
     Change in deferred income taxes                                 81,000        (24,000)
     ESOP shares released                                                 -        131,075
     Cash provided by (used for):
       Contracts receivable                                         201,387       (292,180)
       Refundable income taxes                                      (68,560)        (4,900)
       Other receivables                                             (7,525)             -
       Prepaid expenses and other current assets                      3,258          6,898
       Accounts payable                                             (67,536)       (15,527)
       Accrued expenses                                              97,786        211,016
       Income taxes payable                                         (70,000)        70,000
       Billings in excess of costs and estimated earnings          (161,493)       134,531
 --------------------------------------------------------------------------------------------

 Net cash provided by operating activities                          456,994        580,767
 --------------------------------------------------------------------------------------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                               (53,737)       (76,610)
 --------------------------------------------------------------------------------------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
   Purchase of treasury stock                                             -       (193,429)
 --------------------------------------------------------------------------------------------

 NET INCREASE IN CASH AND CASH EQUIVALENTS                          403,257        310,728

 CASH AND CASH EQUIVALENTS, beginning of year                     1,333,863      1,023,135
 --------------------------------------------------------------------------------------------

 CASH AND CASH EQUIVALENTS, end of year                         $ 1,737,120    $ 1,333,863
 --------------------------------------------------------------------------------------------

 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid for income taxes                                   $   242,700    $   135,300
 --------------------------------------------------------------------------------------------

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                  SUMMARY OF ACCOUNTING POLICIES





NATURE OF                          Computer  Science   Innovations,   Inc.  (the
BUSINESS                           "Company")  was incorporated in March 1983 to
                                   provide     design,    implementation     and
                                   integration  of  computer  software  systems.
                                   The  work  is primarily  performed under time
                                   and materials, cost-reimbursement and  fixed-
                                   price-type   contracts  which  are  typically
                                   completed over periods  from 2 to 18  months.
                                   The Company is located in Melbourne, Florida.

CASH AND                           The   Company   considers   highly     liquid
CASH EQUIVALENTS                   investments  with  an  original  maturity  of
                                   three  months or less to be cash equivalents.

REVENUE                            The Company's revenue on time  and materials-
RECOGNITION                        type  contracts  is  recognized  as  work  is
                                   performed.  Revenue  from  cost-reimbursement
                                   contracts is recorded as  costs are  incurred
                                   and  includes  estimated earned  fees  in the
                                   proportion  that costs incurred to date  bear
                                   to   total  estimated   costs.   The  Company
                                   recognizes revenue from long-term fixed-price
                                   contracts   on  the  percentage-of-completion
                                   method,  measured  by   the   percentage   of
                                   contract costs incurred to date to estimated total contract costs for each contract.

                                   Cost of revenue includes all direct material and labor costs and those indirect costs related to contract performance. Provisions for estimated losses on uncompleted fixed-price contracts are made in the period in which such losses are first estimated. The cumulative effect of revisions to estimated total contract costs and revenue is recorded in the period in which the facts requiring the revision become known. Claims, including change orders, are reflected at estimated recoverable amounts. An allowance for doubtful accounts is recorded in the period in which such accounts are determined to be uncollectible.

                                   Costs in excess of amounts billed are classified as current assets under contracts receivable as cost in excess of billings on uncompleted contracts. Billings in excess of costs are classified under current liabilities as billing in excess of costs on uncompleted contracts.

                                             COMPUTER SCIENCE INNOVATIONS, INC.


                                                  SUMMARY OF ACCOUNTING POLICIES


PROPERTY AND                       Assets are stated at  cost.  Depreciation  is
EQUIPMENT                          provided for  using the  straight-line method
                                   over  the  estimated  useful  lives  of   the
                                   related assets. The estimated useful lives range from three to five years. Amortization of leasehold improvements is provided for using the straight-line method over the term of the lease or the life of the asset, whichever is less.

INCOME TAXES                       The  Company  accounts for  income  taxes  in
                                   accordance    with    Statement  of Financial
                                   Accounting  Standards  No. 109,   "Accounting
                                   for Income  Taxes" which requires recognition
                                   of   estimated   income   taxes   payable  or
                                   refundable  on income tax  returns  for   the
                                   current  year and  for the  estimated  future
                                   tax   effect   attributable    to   temporary
                                   differences and carryforwards. Measurement of
                                   deferred  income  tax is based on enacted tax
                                   laws   including   tax   rates,   with    the
                                   measurement of deferred income tax assets being reduced by available tax benefits not expected to be realized.

STOCK OPTIONS                      Statement of Financial  Accounting  Standards
AND GRANTS                         No.   123,    ACCOUNTING    FOR   STOCK-BASED
                                   COMPENSATION,   encourages,   but   does  not
                                   equire,  companies  to adopt the fair   value
                                   method of accounting for stock-based employee
                                   compensation  plans.   Under the  fair  value
                                   method,  compensation cost is measured at the
                                   grant  date based on  the fair value  of  the
                                   award  and  is  recognized   over the service
                                   period,  which is usually the vesting period.
                                   Companies  are also  permitted to continue to
                                   account   for   such    transactions    under
                                   Accounting Principles Board (APB) Opinion No.
                                   25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, but are required to disclose on a pro forma basis, net income and, if presented, earnings per share, as if the fair value based method of accounting had been applied. The Company follows the provisions of APB 25.

EMPLOYEE  STOCK                    ESOP shares acquired  are  accounted  for  in
OWNERSHIP  PLAN                    accordance with the provisions of   Statement
(ESOP)                             of Position (SOP) 93-6 "Employers' Accounting
                                   for Employee Stock Ownership  Plans"  of  the
                                   Accounting Standards Division of the American
                                   Institute of  Certified  Public  Accountants.
                                   SOP 93-6 requires debt of the ESOP, which is guaranteed by the Company, be recorded as a liability of

                                             COMPUTER SCIENCE INNOVATIONS, INC.


                                                  SUMMARY OF ACCOUNTING POLICIES

                                   the Company. Principal payments and interest expense are recorded by the Company as the debt is repaid. This debt was repaid in full, and accordingly, there was no ESOP debt outstanding as of March 31, 2003.Compensation expense related to the ESOP is measured using a fair market value basis when the shares are committed to be released to the employees within the ESOP plan.

CONCENTRATIONS                     Financial   instruments    that   potentially
OF CREDIT  RISK                    subject  the  Company  to  concentrations  of
                                   credit  risk   consist principally  of  trade
                                   accounts   receivable   and  uninsured   cash
                                   deposits.   Trade  accounts   receivable  are
                                   generally  diversified  due to the  number of
                                   entities  comprising  the Company's  customer
                                   bases.  The Company  performs  ongoing credit
                                   evaluations  of  its   customers'   financial
                                   condition  where  appropriate.   The  Company
                                   maintains  cash  balances at national  banks.
                                   The  accounts  are  insured  by  the  Federal
                                   Deposit Insurance Corporation up to $100,000.

USE OF                             The preparation of  financial  statements  in
ESTIMATES                          conformity    with    accounting   principles
                                   generally accepted in the  United  States  of
                                   America requires management to make estimates
                                   and  assumptions that  affect   the  reported
                                   amounts  of   assets  and   liabilities   and
                                   disclosure    of    contingent    assets  and
                                   liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW ACCOUNTING                     The Financial Accounting Standards  Board and
PRONOUNCEMENTS                     other  entities  issued new  or modifications
                                   to, or interpretations of,existing accounting
                                   guidance during 2003 and  2004.  The  Company
                                   has    carefully    considered    the     new
                                   pronouncements    that   altered    generally
                                   accepted  accounting  principles,  and  other
                                   than as  disclosed  in  these  notes  to  the
                                   consolidated  financial statements,  does not
                                   believe   that  any  other  new  or  modified
                                   principles  will  have a material  impact  on
                                   the  Company's  reported financial   position
                                   or operations in the near term.

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                   NOTES TO FINANCIAL STATEMENTS





1.      CONTRACTS                  Contracts receivable consist of the following:
        RECEIVABLE AND
        MAJOR CUSTOMERS

                                  MARCH 31,                                               2004         2003
                                  ----------------------------------------------------------------------------

                                  U.S. government - defense (prime and
                                    subcontracts):
                                      Amounts billed                              $    578,294  $ 1,093,505
                                      Unbilled costs and estimated earnings on
                                        progress completed                              79,313       61,110
                                  ----------------------------------------------------------------------------

                                                                                       657,607    1,154,615
                                  ----------------------------------------------------------------------------

                                  Commercial and other governmental:
                                    Amounts billed                                     416,090      129,616
                                    Unbilled costs and estimated earnings on
                                      progress completed                                20,236       11,089
                                  ----------------------------------------------------------------------------

                                                                                       436,326      140,705
                                  ----------------------------------------------------------------------------

                                  Allowance for doubtful accounts                      (20,000)     (20,000)
                                  ----------------------------------------------------------------------------

                                                                                  $  1,073,933  $ 1,275,320
                                  ----------------------------------------------------------------------------


                                   The portions of revenue derived from contracts with major customers were as follows:

                                  YEAR ENDED MARCH 31,                            2004       2003
                                  ------------------------------------------------------------------

                                  Government:
                                    U.S. government agency                          1%         9%
                                    U.S. Air Force customer                        16%        20%
                                    U.S. other Department of Defense               30%        18%
                                    U.S. government subcontract                    20%        20%

                                  Commercial:
                                    One commercial customer                        18%        20%
                                    All other commercial customers                 15%        13%
                                  ------------------------------------------------------------------

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                   NOTES TO FINANCIAL STATEMENTS

2.      COSTS AND BILLINGS ON     Costs and billings on uncompleted contracts consist of the following:
        UNCOMPLETED CONTRACTS

                                  MARCH 31,                                              2004              2003
                                  --------------------------------------------------------------------------------

                                  Costs incurred on uncompleted
                                   contracts                                  $     4,542,934    $    6,709,486
                                  Billings on uncompleted contracts                (4,447,944)       (6,803,338)
                                  --------------------------------------------------------------------------------

                                                                              $        94,990    $      (93,852)
                                  --------------------------------------------------------------------------------


                                  Included in the accompanying  balance sheets under the following captions:

                                  MARCH 31,                                              2004              2003
                                  --------------------------------------------------------------------------------

                                  Contracts receivable                        $        99,549    $       72,200
                                  Billings in excess of costs and
                                    estimated earnings on
                                    uncompleted contracts                              (4,559)         (166,052)
                                  --------------------------------------------------------------------------------

                                                                              $        94,990    $      (93,852)
                                  --------------------------------------------------------------------------------


3.      PROPERTY AND EQUIPMENT    Property and equipment consist of the following:

                                  MARCH 31,                                                   2004         2003
                                  --------------------------------------------------------------------------------

                                  Equipment and furniture                     $       605,560    $      659,488
                                  Leasehold improvements                               37,156            35,954
                                  --------------------------------------------------------------------------------
                                                                                      642,716           695,442

                                  Less accumulated depreciation and
                                   amortization                                       504,682           552,539
                                  --------------------------------------------------------------------------------

                                                                              $       138,034    $      142,903
                                  --------------------------------------------------------------------------------

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                   NOTES TO FINANCIAL STATEMENTS


4.      INCOME TAXES              The components of income tax expense (benefit) are as follows:

                                  YEAR ENDED MARCH 31,                                       2004          2003
                                  --------------------------------------------------------------------------------

                                  Current:
                                    Federal                                   $       132,000    $      194,100
                                    State                                              27,000             6,400
                                  --------------------------------------------------------------------------------

                                                                                      159,000           200,500
                                  --------------------------------------------------------------------------------

                                  Deferred:
                                    Federal                                            71,320           (41,000)
                                    State                                               9,680            17,000
                                  --------------------------------------------------------------------------------

                                                                                       81,000           (24,000)
                                  --------------------------------------------------------------------------------

                                  Total taxes on income                       $       240,000    $      176,500
                                  --------------------------------------------------------------------------------

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                   NOTES TO FINANCIAL STATEMENTS

                                   Deferred income taxes represent  the tax effect of temporary differences between the carrying values of assets and liabilities for financial reporting and income tax  purposes.  The sources  of the  temporary differences  and their effect  on deferred  income taxes are as follows:

                                  MARCH 31,                                                 2004           2003
                                  --------------------------------------------------------------------------------

                                  Deferred income tax assets:
                                    Allowance for doubtful accounts                   $    8,000   $      8,000
                                    Accruals                                              41,000         42,000
                                    Billings in excess of costs and estimated
                                      earnings                                             2,000         63,000
                                  --------------------------------------------------------------------------------

                                  Gross deferred income tax assets                        51,000        113,000
                                  --------------------------------------------------------------------------------

                                  Deferred income tax liabilities:
                                    Unbilled revenue                                     (38,000)       (27,000)
                                    Depreciation                                         (30,000)       (22,000)
                                  --------------------------------------------------------------------------------

                                  Gross deferred income tax liabilities                  (68,000)       (49,000)
                                  --------------------------------------------------------------------------------

                                  Net deferred income tax assets (liabilities)        $  (17,000)  $     64,000
                                  --------------------------------------------------------------------------------


                                   A reconciliation of statutory income tax rate to the Company's effective tax rate is as follows:

                                  YEAR ENDED MARCH 31,                                      2004           2003
                                  --------------------------------------------------------------------------------

                                  Tax expense at federal income tax rate                    34.0%         34.0%
                                  State income tax - net of federal benefit                  4.0           4.0
                                  Permanent book/tax differences                               -          (2.0)
                                  --------------------------------------------------------------------------------

                                                                                            38.0%         36.0%
                                  --------------------------------------------------------------------------------

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                   NOTES TO FINANCIAL STATEMENTS

5.      STOCKHOLDERS'              ESOP
        EQUITY
                                   On November 1, 1997, the Company  established
                                   an  Employee  Stock   Ownership  Plan  (ESOP)
                                   covering    substantially    all   employees.
                                   Employees  are 100%  vested in the ESOP after
                                   five years of service with the  Company.  The
                                   ESOP  purchased   2,841,144   shares  of  the
                                   outstanding  common stock of the Company from
                                   Ashton  on  November  1 for  $1,723,000.  The
                                   purchase  price was based on an October  1997
                                   appraisal. The transaction was financed with a cash payment from the ESOP of $600,000, a $594,125 note payable to Ashton and the cancellation of the Company's $500,000 note receivable plus accrued interest of $28,875 due from Ashton.

                                   The Company made contributions of $230,318 and $297,115 to the ESOP for the years ended March 31, 2004 and 2003, respectively, and 500,104 shares of common stock were allocated to participants' accounts during fiscal 2003. All shares of Company stock held by the ESOP were allocated as of March 31, 2003.

                                   STOCK OPTIONS

                                   The Company's Board of Directors adopted two nonqualified stock option plans during fiscal 1998. The plans authorize the granting of 2,300,000 shares of common stock to key employees.

                                   All stock options issued pursuant to these plans were issued with an exercise price that approximated the fair value of the stock on the date of grant. A summary of the Company's stock options as of March 31, 2004 and 2003 is presented below:

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                   NOTES TO FINANCIAL STATEMENTS

                                                                                                WEIGHTED AVERAGE
                                                                                      SHARES      EXERCISE PRICE
                                  --------------------------------------------------------------------------------

                                  Outstanding - March 31, 2002                     2,190,000        $      0.509
                                  Granted                                             50,000               0.562
                                  --------------------------------------------------------------------------------

                                  Outstanding - March 31, 2003                     2,240,000        $      0.510
                                  Granted                                             32,500               0.627
                                  Forfeited                                          (30,000)              0.508
                                  --------------------------------------------------------------------------------

                                  Outstanding - March 31, 2004                     2,242,500        $      0.512
                                  --------------------------------------------------------------------------------


                                   The following table summarizes stock options issued under the plans discussed above that are outstanding at March 31, 2004:

                                                                                                WEIGHTED AVERAGE
                                  RANGE OF EXERCISE                      WEIGHTED AVERAGE              REMAINING
                                  PRICE                    OUTSTANDING     EXERCISE PRICE       CONTRACTUAL LIFE
                                  ---------------------------------------------------------------------------------

                                   $    0.500                1,255,000         $    0.500              3.6 years
                                        0.564                  100,000              0.564              5.0 years
                                        0.578                  100,000              0.578              6.6 years
                                        0.508                  705,000              0.508              7.5 years
                                        0.562                   50,000              0.562              8.9 years
                                        0.627                   32,500              0.627              9.4 years
                                  ---------------------------------------------------------------------------------

                                                             2,242,500         $    0.512              5.2 years
                                  ---------------------------------------------------------------------------------

                                   As of March 31, 2004, 1,741,000 options were exercisable under the plans discussed above at a weighted average exercise price of $0.507 as follows:

                                                                                                 WEIGHTED AVERAGE
                                  RANGE OF EXERCISE PRICE                EXERCISABLE               EXERCISE PRICE
                                  ---------------------------------------------------------------------------------

                                   $    0.500                              1,255,000               $        0.500
                                        0.564                                100,000                        0.564
                                        0.578                                 40,000                        0.578
                                        0.508                                341,000                        0.508
                                        0.562                                  5,000                        0.562
                                  ---------------------------------------------------------------------------------

                                                                           1,741,000               $        0.507
                                  ---------------------------------------------------------------------------------

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                   NOTES TO FINANCIAL STATEMENTS

                                   The Company applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its stock-based compensation to employees. Accordingly, no compensation expense has been recognized for stock-based compensation issued to employees. Had compensation cost for the Company's stock-based compensation issued to employees been determined based upon the fair value at the grant date consistent with the methodology prescribed under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," the Company's pro forma net income for fiscal year ended March 31, 2004 and 2003 would have been $375,071 and $293,000, respectively.

                                   The weighted average fair value of options granted during fiscal 2004 and 2003 was estimated at approximately $.24 and $0.13 per share, respectively, based upon the Black-Scholes option-price model with the following weighted average assumptions: no dividend yield or volatility, risk-free interest rate of 4.46% and 3.50% and expected life of ten and six years, respectively.

6. COMMITMENTS                     LEASES
   AND CONTINGENCY
                                   The Company leases office facilities under operating leases expiring through May 31, 2007. Future minimum annual lease payments required under these noncancelable leases as of March 31, 2004, are summarized as follows:

                                  YEAR ENDED MARCH 31,
                                  ----------------------------------------------

                                  2005                             $   240,000
                                  2006                                 226,000
                                  2007                                 230,000
                                  2008                                  39,000
                                  ----------------------------------------------

                                                                   $   735,000
                                  ----------------------------------------------

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                   NOTES TO FINANCIAL STATEMENTS

                                   Rent expense under these operating leases for the years ended March 31, 2004 and 2003 totaled approximately $266,000 and $242,000, respectively.

                                   LINE OF CREDIT

                                   The Company has a line of credit arrangement with a bank under which it may borrow up to $500,000, payable on demand. The Company's borrowing availability under the line of credit is the lesser of $150,000 or 75% of billed contracts receivable less than 90 days from invoice date ($734,566 and $916,123 at March 31, 2004 and 2003, respectively) and 50% of certain unbilled receivables. Interest is charged at the bank's prime rate (4.0% at March 31, 2004). The Company must maintain minimum net worth, working capital and maintain certain financial ratios, under the terms of the agreement. The borrowings are collateralized by all inventory, equipment, contracts receivable and certain assigned prime government contracts. At March 31, 2004 and 2003, there were no borrowings under this line of credit.

                                   CONTRACT COSTS

                                   The Company's indirect cost rates are subject to Defense Contract Audit Agency ("DCAA") review. The Company's records have been reviewed through March 31, 2002 and such reviews have resulted in no adjustments. Subsequent years are also subject to DCAA review. Management is of the opinion that any audit adjustments imposed by the DCAA would not have a material effect on the financial position of the Company.

                                              COMPUTER SCIENCE INNOVATIONS, INC.


                                                   NOTES TO FINANCIAL STATEMENTS

7.      PROFIT-SHARING             The  Company  sponsors  an  employee  profit-
        PLAN                       sharing  plan  under  Section  401(k) of  the
                                   Internal  Revenue Code for employees that are
                                   18  years  of  age and  older.  Employees are
                                   eligible to  participate on the first  day of
                                   employment.  Employer  matching contributions
                                   are at management's  discretion and employees
                                   become  fully  vested  after  six  years   of
                                   service.  Company  contributions  of  $32,710
                                   and $28,322 were  authorized  for the   years
                                   ended March 31, 2004 and 2003,  respectively.

8.      SUBSEQUENT                 On  March  17, 2004,  CSI  entered  into   an
        EVENT                      exclusive Letter of Intent to be purchased by
                                   Essex   Corporation,   a  publicly     traded
                                   (NASDAQ -  KEYW)  company.   The  acquisition
                                   would be for a purchase of 100% of the shares
                                   (including options) for cash. The transaction is subject to due diligence, negotiation of a definitive agreement, and a fairness opinion.
                                   The transaction is currently scheduled to close April 30, 2004.